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                                                                    Exhibit 10.2

                               FIRST AMENDMENT TO LEASE

      THIS AGREEMENT, made this ____ day of ____________, 1994 by and between WHT REAL ESTATE LIMITED PARTNERSHIP, a Delaware Limited Partnership, (hereinafter referred to as "Landlord") and SOFTWORKS, INC., incorporated in the State of Maryland, hereinafter referred to as ("Tenant").

                                   WITNESSETH:

      WHEREAS, Landlord and Tenant did enter into that certain Lease Agreement, dated June 14, 1994, for the demise of Suite 300 and Suite 400, located at 5845 Richmond Highway, Alexandria, Virginia 22303, ("Premises"), which said Premises, and any and all improvements located thereon are more particularly described therein (hereinafter the "Lease"); and

      WHEREAS, all terms defined in the lease shall have the same meanings when referred to herein; and

      WHEREAS, all terms defined in the lease shall have the same meanings when referred to herein; and,

      WHEREAS, Landlord has requested that Tenant acknowledge the "Commencement Date" of the Lease, pursuant to and in accordance with Paragraph 5 thereof, and Landlord has further requested Tenant to acknowledge and confirm (i) its obligations attendant upon such Commencement Date, and (ii) the Expiration Date of the Lease, pursuant to and in accordance with Paragraph 5 thereof; and

      WHEREAS, Tenant has agreed to acknowledge said Lease commencement and expiration dates.

      NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, Landlord and Tenant hereby agree as follows:

      1. The Commencement Date of the Lease shall be September 12, 1994, and the Expiration Date of the Lease shall be September 30, 2001, and such respective dates of commencement and expiration of the Lease shall, if different from the dates designated in Items (g) of Basic Terms of the Lease, be substituted therefor. It is understood and agreed by Landlord and Tenant that any and all of Tenant's covenants and obligations as by the Lease provided shall become effective as of the said Commencement Date, including, but not limited to, the payment of Minimum Annual Rent, additional rent, insurance, and any and all other Rent as designated in Item (h) of Basic Terms of the Lease.

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      2.    The pro-rated monthly rent due for the first partial month's occupancy (September 12 through September 30) shall be equal to $15,697.80 and shall be due and payable on October 1, 1994. Landlord hereby acknowledges receipt of the first full month's Rent due under the terms of this Lease, which Rent shall be applied toward rent due for October. Thereafter all monthly Rent shall be due and payable in advance on the first day of each month during the Term of the Lease. In addition, all annual increases shall commence beginning on October 1, 1995 and continue each year thereafter as defined in the Lease. 3. EXCEPT as hereby modified and amended, all other terms, provisions, covenants and conditions of the Lease shall remain in full force and effect.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to lease to be executed by their duly authorized representatives on the day and year above written.

WITNESS:                             LANDLORD:
                                     WHT REAL ESTATE
                                     LIMITED PARTNERSHIP
                                     By:  WHT Investors, Inc., general partner


By:                                  By:  /s/  Lawrence A. Corson
   ------------------------               --------------------------------
                                     Its:  Assistant Vice President
                                          --------------------------------

                                     TENANT:

WITNESS:                             SOFTWORKS, INC.


By:                                  By:  /s/  Judy G. Carter
   ------------------------               --------------------------------
                                     Its: Chief Executive Officer
                                          --------------------------------


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